UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): September 8, 2009
COOPER INDUSTRIES, LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda	1-31330	98-0355628
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
600 Travis, Suite 5600
Houston, Texas 77002-1001
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 713-209-8400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 3.03. Material Modification to Rights of Security Holders
Item 5.01. Changes in Control of Registrant
Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 1.01. Entry into a Material Definitive Agreement.
Supplemental Indentures
     On September 8, 2009, Cooper Industries, LLC, Cooper Industries, Ltd., Cooper Industries plc and The Bank of New York Mellon Trust Company, N.A., as Trustee, entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Indenture, dated as of January 15, 1990 (as amended and supplemented prior to the date of the Fifth Supplemental Indenture, the “1990 Indenture”), by and among Cooper Industries, LLC, Cooper Industries, Ltd. and The Bank of New York Mellon Trust Company, N.A., as Trustee, pursuant to which Cooper Industries plc guaranteed the obligations of Cooper Industries, LLC under the 1990 Indenture. The Fifth Supplemental Indenture is filed herewith as Exhibit 4.2 and incorporated into this Item 1.01 by reference, and the foregoing summary of the Fifth Supplemental Indenture is qualified in its entirety by reference to Exhibit 4.2.
     On September 8, 2009, Cooper US, Inc., Cooper Industries, Ltd., the Guarantors (as defined therein) (other than Cooper Industries, Ltd.), Cooper Industries plc and The Bank of New York Mellon Trust Company, N.A., as Trustee, entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture, dated as of November 8, 2005 (the “2005 Indenture”), by and among Cooper US, Inc., Cooper Industries, Ltd., the Guarantors (as defined therein) (other than Cooper Industries, Ltd.) and The Bank of New York Mellon Trust Company, N.A., as Trustee, pursuant to which Cooper Industries plc guaranteed the obligations of Cooper US, Inc. under the 2005 Indenture. The First Supplemental Indenture is filed herewith as Exhibit 4.3 and incorporated into this Item 1.01 by reference, and the foregoing summary of the First Supplemental Indenture is qualified in its entirety by reference to Exhibit 4.3.
     On September 8, 2009, Cooper US, Inc., Cooper Industries, Ltd., the Guarantors (as defined therein) (other than Cooper Industries, Ltd.), Cooper Industries plc and Deutsche Bank Trust Company Americas, as Trustee, entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated as of June 18, 2007 (as amended and supplemented prior to the date of the Third Supplemental Indenture, the “2007 Indenture”), by and among Cooper US, Inc., Cooper Industries, Ltd., the Guarantors (as defined therein) (other than Cooper Industries, Ltd.) and Deutsche Bank Trust Company Americas, as Trustee, pursuant to which Cooper Industries plc guaranteed the obligations of Cooper US, Inc. under the 2007 Indenture. The Third Supplemental Indenture is filed herewith as Exhibit 4.4 and incorporated into this Item 1.01 by reference, and the foregoing summary of the Third Supplemental Indenture is qualified in its entirety by reference to Exhibit 4.4.
Indemnification Agreements
     In connection with the Transaction (as defined in Item 8.01 of this Current Report on Form 8-K), Cooper Industries, Ltd. and Cooper Industries plc are entering into deeds of indemnification substantially in the form filed herewith as Exhibit 10.1 with each of the directors of Cooper Industries plc and its Secretary (the “Director and Secretary indemnification agreements”) that provide that Cooper Industries, Ltd. will indemnify the indemnitee to the fullest extent permitted by law against claims related to the indemnitee’s service to Cooper Industries plc (or to Cooper Industries, Ltd. prior to the Transaction Time), except for claims relating to actions by the indemnitee that are determined by a court to constitute fraud or dishonesty in the performance of his or her duties to Cooper Industries plc or, prior to the Transaction Time, to Cooper Industries, Ltd. The Director and Secretary indemnification agreements also provide that any and all indemnifiable expenses shall, if so requested by the indemnitee, be paid promptly as they are incurred, provided that the indemnitee must repay any such expense advance to the extent that the indemnitee is adjudged by the High Court of Ireland or the court in which such action was brought to be liable for fraud or dishonesty in the performance of his or her duties to Cooper Industries plc or, prior to the Transaction Time, to Cooper Industries, Ltd. Prior to seeking an indemnification payment or expense advance under the Director and Secretary indemnification agreement, the indemnitee shall seek an indemnification payment or expense advance under any applicable insurance policy and shall request that Cooper Industries plc consider in its discretion whether to make such indemnification payment or expense advance. In the event an indemnification payment or expense advance is not received pursuant to an insurance policy, or from Cooper Industries plc, within 60 calendar days of the later of the indemnitee’s request of the insurer and his or her request of Cooper Industries plc, the indemnitee shall be entitled to receive such indemnification payment or expense advancement from Cooper Industries, Ltd. pursuant to the terms of the Director and Secretary indemnification agreement. In the event the indemnitee receives judgment in his or her favor or the claim against the indemnitee is otherwise disposed of in a manner that allows Cooper Industries plc to indemnify the indemnitee under its articles of association as then in effect, Cooper Industries plc will provide such indemnification to the indemnitee and will reimburse Cooper Industries, Ltd. for any indemnification or expense advance previously made by Cooper Industries, Ltd. in connection with such claim. A copy of the form of Director and Secretary indemnification agreement is filed herewith as Exhibit 10.1 and incorporated into this Item 1.01 by reference, and the foregoing summary of the Director and Secretary indemnification agreements is qualified in its entirety by reference to Exhibit 10.1.
     In connection with the Transaction, Cooper Industries, Ltd. and Cooper Industries plc are entering into deeds of indemnification substantially in the form filed herewith as Exhibit 10.2 with each of the executives of Cooper Industries plc (other than the directors and Secretary) (the “Officer indemnification agreements”) that provide that Cooper Industries plc will indemnify the indemnitee to the fullest extent permitted by law against claims related to the indemnitee’s service to Cooper Industries plc (or to Cooper Industries, Ltd. prior to the Transaction Time), except for claims relating to actions by the indemnitee that are determined by a court to constitute fraud or dishonesty in the performance of his or her duties to Cooper Industries plc or, prior to the Transaction Time, to Cooper Industries, Ltd. The Officer indemnification agreements also provide that any and all indemnifiable expenses shall, if so requested by the indemnitee, be paid promptly as they are incurred, provided that the indemnitee must repay any such expense advance to the extent that the indemnitee is adjudged by the High Court of Ireland or the court in which such action was brought to be liable for fraud or dishonesty in the performance of his or her duties to Cooper Industries plc or, prior to the Transaction Time, to Cooper Industries, Ltd. A copy of the form of Officer indemnification agreement is filed herewith as Exhibit 10.2 and incorporated into this Item 1.01 by reference, and the foregoing summary of the Officer indemnification agreements is qualified in its entirety by reference to Exhibit 10.2.
Assumption of Employee Share Plans and Awards

     On September 8, 2009, Cooper Industries plc entered into Deed Polls of Assumption (collectively, the “Deed Polls”) pursuant to which Cooper Industries plc assumed, effective as of the Transaction Time, certain equity incentive plans and other similar employee award plans of the Cooper Industries group (collectively, the “Plans”), including all awards issued thereunder. The Deed Polls provide that Cooper Industries plc will undertake and discharge all of the rights and obligations previously discharged by Cooper Industries, Ltd. under the Plans and exercise all of the powers previously exercised by Cooper Industries, Ltd. pursuant to the terms of the Plans. A copy of each Deed Poll is filed herewith as Exhibits 10.8 through 10.11 and incorporated into this Item 1.01 by reference, and the foregoing summary of the Deed Polls is qualified in its entirety by reference to Exhibits 10.8 through 10.11.
Second Amended and Restated Rights Agreement
     In connection with the Transaction (as defined in Item 8.01 of this Current Report on Form 8-K), Cooper Industries plc and Cooper Industries, Ltd. entered into a Second Amended and Restated Rights Agreement, dated as of September 8, 2009, executed as a Deed Poll, with Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”). The Class A common shareholders of Cooper Industries, Ltd. approved the Transaction at a special meeting of shareholders held on August 31, 2009. The Rights Agreement further amends and restates the Amended and Restated Rights Agreement, dated as of August 3, 2007, between Cooper Industries, Ltd. and Computershare Trust Company, N.A. (the “Old Agreement”). Pursuant to the Rights Agreement, the preferred share purchase rights associated with the Cooper Industries, Ltd. Class A common shares (the “Old Rights”) were replaced with newly issued preferred share purchase rights associated with the Cooper Industries plc ordinary shares (the “Rights”). The content of the Rights Agreement is substantially similar to that of the Old Agreement.
     The Rights Agreement is filed herewith as Exhibit 4.1 and incorporated into this Item 1.01 by reference, and the foregoing summary of the Rights Agreement is qualified in its entirety by reference to Exhibit 4.1.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     The information in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.
Item 3.03. Material Modification to Rights of Security Holders.
     The information in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.
Item 5.01. Changes in Control of Registrant.
     The information in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.
Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory                  Arrangements of Certain Officers.

Employee Share Plans and Awards
     In connection with the Transaction, effective as of the Transaction Time, Cooper Industries plc assumed the existing obligations of Cooper Industries, Ltd. under the Plans, including all awards issued thereunder. Furthermore, the Plans have been amended to provide (1) that shares of Cooper Industries plc will be issued, held available or used to measure benefits as appropriate under the Plans, in lieu of shares of Cooper Industries, Ltd., including upon exercise of any options or upon the vesting of restricted stock units or performance share awards issued under those Plans; and (2) for the appropriate substitution of Cooper Industries plc for Cooper Industries, Ltd. in those Plans. A copy of each Plan as so amended is filed herewith as Exhibits 10.3 through 10.7 and incorporated into this Item 5.02 by reference, and the foregoing summary of the amended Plans is qualified in its entirety by reference to Exhibits 10.3 through 10.7.
Item 8.01. Other Events.
     On September 4, 2009, Cooper Industries, Ltd. received approval from the Supreme Court of Bermuda of a scheme of arrangement under Bermuda law (the “Scheme of Arrangement”) that effected a transaction (the “Transaction”) that resulted in the holders of Class A common shares of Cooper Industries, Ltd., other than wholly owned subsidiaries of Cooper Industries, Ltd. that held Class A common shares (the “Class A Public Shareholders”), becoming ordinary shareholders of Cooper Industries plc and Cooper Industries, Ltd. becoming a wholly owned subsidiary of Cooper Industries plc. The Scheme of Arrangement became effective upon the filing of the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies on September 8, 2009.
     At 7:30 p.m., Eastern Time, on September 8, 2009 (the “Transaction Time”), the following steps occurred effectively simultaneously:
1.	all previously outstanding whole Class A common shares of Cooper Industries, Ltd. held by the Class A Public Shareholders were cancelled (there were no fractional Class A common shares of Cooper Industries, Ltd. held of record at that time);

2.	Cooper Industries, Ltd. issued 166,812,049 Class A common shares to Cooper Industries plc;

3.	Cooper Industries plc issued ordinary shares on a one-for-one basis to the holders of whole Cooper Industries, Ltd. Class A common shares that were cancelled, resulting in the issuance of 166,812,049 ordinary shares in the aggregate; and

4.	all previously outstanding ordinary shares of Cooper Industries plc, which prior to the Transaction Time were held by Cooper Industries, Ltd. and its nominees, were acquired by Cooper Industries plc and cancelled for no consideration, in accordance with a resolution passed by Cooper Industries, Ltd. and such nominees.
     Prior to the Transaction, the Cooper Industries, Ltd. Class A common shares and the associated Old Rights were listed on the New York Stock Exchange (the “NYSE”) under the symbol “CBE” and registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection with the Transaction, Cooper Industries, Ltd.

requested that the NYSE file with the SEC an application on Form 25 to strike the Cooper Industries, Ltd. Class A common shares and associated Old Rights from listing on the NYSE and from registration under Section 12(b) of the Exchange Act. Cooper Industries, Ltd. expects to file a Form 15 with the SEC to terminate any of its remaining reporting obligations under the Exchange Act with respect to its Class A common shares and associated Old Rights.
     The Cooper Industries plc ordinary shares and the associated Rights are deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) under the Exchange Act. The Cooper Industries plc ordinary shares and associated Rights began trading on the NYSE under the symbol “CBE,” the same symbol under which the Cooper Industries, Ltd. Class A common shares and associated Old Rights previously traded, on September 9, 2009.
     The issuance of ordinary shares by Cooper Industries plc in the Transaction was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), under Section 3(a)(10) of the Securities Act.
     Under Irish law, Cooper Industries plc requires “distributable reserves” in its unconsolidated balance sheet prepared in accordance with the Irish Companies Acts 1963-2009 to enable it to make distributions (including the payment of cash dividends) to its shareholders, or to redeem or buy back shares. Immediately following implementation of the Transaction, the unconsolidated balance sheet of Cooper Industries plc did not contain any distributable reserves. We are seeking to create distributable reserves, which requires the approval of the Irish High Court. Such approval is expected to be obtained within six weeks of the consummation of the Transaction.
     On September 9, 2009, Cooper Industries plc issued a press release announcing the completion of the Transaction. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated into this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
     For the list of exhibits, see the Exhibit Index to this Current Report on Form 8-K, which is incorporated into this Item 9.01 by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cooper Industries, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER INDUSTRIES, LTD.
By:	/s/ Terrance V. Helz
Terrance V. Helz
Associate General Counsel and Secretary

Date: September 9, 2009

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Second Amended and Restated Rights Agreement, dated September 8, 2009, by and among Cooper Industries plc, Cooper Industries, Ltd. and Computershare Trust Company, N.A., as Rights Agent (Incorporated by reference to Exhibit 4.1 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

4.2	Fifth Supplemental Indenture, dated as of September 8, 2009, by and among Cooper Industries, LLC, Cooper Industries, Ltd., Cooper Industries plc and The Bank of New York Mellon Trust Company, N.A., as Trustee (Incorporated by reference to Exhibit 4.2 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

4.3	First Supplemental Indenture, dated as of September 8, 2009, by and among Cooper US, Inc., the Guarantors (as defined therein), Cooper Industries plc and The Bank of New York Mellon Trust Company, N.A., as Trustee (Incorporated by reference to Exhibit 4.3 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

4.4	Third Supplemental Indenture, dated as of September 8, 2009, by and among Cooper US, Inc., the Guarantors (as defined therein), Cooper Industries plc and Deutsche Bank Trust Company Americas, as Trustee (Incorporated by reference to Exhibit 4.4 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

10.1	Form of Indemnification Agreement for directors and Secretary of Cooper Industries plc (Incorporated by reference to Exhibit 10.1 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

10.2	Form of Indemnification Agreement for officers of Cooper Industries plc (Incorporated by reference to Exhibit 10.2 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

10.3	Amended and Restated Cooper Industries plc Directors’ Stock Plan (Incorporated by reference to Exhibit 10.3 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

10.4	Cooper Industries plc Amended and Restated Directors’ Retainer Fee Stock Plan (Incorporated by reference to Exhibit 10.4 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

10.5	Cooper Industries Amended and Restated Management Annual Incentive Plan (Incorporated by reference to Exhibit 10.5 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

10.6	First Amendment to Cooper Industries Amended and Restated Management Annual Incentive Plan (Incorporated by reference to Exhibit 10.6 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

10.7	Cooper Industries plc Amended and Restated Stock Incentive Plan (Incorporated by reference to Exhibit 10.7 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

Exhibit
Number	Description

10.8	Deed Poll of Assumption relating to Amended and Restated Cooper Industries plc Directors’ Stock Plan, dated September 8, 2009 (Incorporated by reference to Exhibit 10.8 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

10.9	Deed Poll of Assumption relating to Cooper Industries plc Amended and Restated Directors’ Retainer Fee Stock Plan, dated September 8, 2009 (Incorporated by reference to Exhibit 10.9 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

10.10	Deed Poll of Assumption relating to Cooper Industries Amended and Restated Management Annual Incentive Plan, dated September 8, 2009 (Incorporated by reference to Exhibit 10.10 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

10.11	Deed Poll of Assumption relating to Cooper Industries plc Amended and Restated Stock Incentive Plan, dated September 8, 2009 (Incorporated by reference to Exhibit 10.11 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)

99.1	Press Release, dated September 9, 2009 (Incorporated by reference to Exhibit 99.1 to Cooper Industries plc’s Current Report on Form 8-K filed on September 9, 2009)